UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 9, 2008

AMERICAN LAND LEASE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-09360	84-1038736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29399 US Hwy 19 North, Suite 320

Clearwater, FL 33761

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2008, American Land Lease, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GCP REIT II, a Maryland real estate investment trust (“Parent”), GCP Sunshine Acquisition, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Purchaser”), and Asset Investors Operating Partnership, L.P., a Delaware limited partnership and subsidiary of the Company (“AIOP”).

Subject to the terms and conditions of the Merger Agreement, Purchaser has agreed to commence a cash tender offer (the “Offer”) to purchase any and all of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, at a purchase price of $14.20 per share (the “Offer Price”), subject to applicable withholding tax, net to the seller in cash without interest. Purchaser will also either (i) direct AIOP to offer to redeem all of its outstanding units of limited partnership interest (the “OP Units”) for cash equal to the Offer Price or (ii) offer to purchase all outstanding OP Units for cash equal to the Offer Price (the “OP Offer”). In addition, under the Merger Agreement, Purchaser will effect a merger (the “Merger”) with the Company in which outstanding shares of Common Stock (excluding shares held by Parent and Purchaser) will be converted into the right to receive cash equal to the Offer Price. Holders of stock options will receive cash equal to the excess, if any, of the Offer Price over the exercise price of such stock options.

The Merger Agreement includes customary representations, warranties and covenants. The Company has agreed that, subject to certain exceptions, it will not solicit proposals relating to alternative business combination transactions, enter into an agreement or discussion concerning, or provide information in connection with, alternative business combination transactions, or withdraw, modify or qualify the recommendation of the Company’s Board of Directors in favor of the Offer and the Merger.

Consummation of the Offer and the Merger are subject to certain customary closing conditions including receipt of lender consents. The consummation of the Offer is subject to a condition that the number of shares validly tendered (together with shares beneficially owned by Parent, Purchaser and their affiliates) represent at least 88% of the shares of Common Stock then outstanding. The Merger is not subject to the consummation of the Offer.

The Merger Agreement also provides that, upon the time Purchaser accepts for payment and pays for any shares of Common Stock tendered and not withdrawn pursuant to the Offer, and from time to time thereafter as shares of Common Stock are acquired by Parent or Purchaser, Purchaser will be entitled to designate a number of directors, rounded up to the next whole number, equal to the product of (i) the total number of directors on the board of directors of the Company multiplied by (ii) the percentage that the aggregate number of shares of Common Stock beneficially owned by Parent, Purchaser and any of their affiliates bears to the total number of shares of Common Stock then outstanding (disregarding any unvested and unexercisable stock options and all other unvested rights to acquire shares of Common Stock). However, until the Merger occurs, the Company’s board of directors will contain at least such number of independent directors (as defined by applicable New York Stock Exchange rules) as may be required by the applicable rules of the New York Stock Exchange or the federal securities laws (“Continuing Directors”). In addition, after Parent’s designees are elected or appointed to the Company’s board of directors and prior to the completion of the Merger, if Purchaser’s designees constitute a majority of the Company’s board of directors, approval by a majority of the Continuing Directors will be required to authorize any agreement between the Company or any of its subsidiaries and Parent, Purchaser or any of their affiliates, amend or terminate the Merger Agreement on behalf of the Company, exercise or waive any of the Company’s rights or remedies under the Agreement, extend the time for performance of Parent or Purchaser’s obligations under the Merger Agreement, or to amend the organization documents of the Company.

The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $5.4 million. Under certain specified circumstances, the Company will also be required to reimburse Parent for transaction expenses up to $1.0 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. On December 10, 2008, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Concurrently with the execution of the Merger Agreement, the Company and Purchaser entered into an Escrow Agreement (the “Escrow Agreement”), dated as of December 9, 2008, with JPMorgan Chase Bank, National Association, as escrow agent (the “Escrow Agent”). Pursuant to the Escrow Agreement, Purchaser has deposited with the Escrow Agent (a) cash in the amount of $5,000,000 and (b) a promissory note payable to the Company in the amount of $5,000,000 which is due 12 business days after the execution of the Merger Agreement. Funds in escrow will be released to the Company as liquidated damages if Parent or Purchaser breaches its obligations under the Merger Agreement. A copy of the Escrow Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

In connection with the Merger Agreement, on December 9, 2008, Parent and Purchaser entered into a Tender and Support Agreement (the “Tender and Support Agreement”) with Terry Considine, Titaho Limited Partnership, RLLLP (“Titaho”), Titahotwo Limited Partnership, RLLLP (“Titahotwo”), Thomas L. Rhodes, Bruce D. Benson, and Bruce E. Moore (collectively, the “Securityholders”). Each of the Securityholders (other than Titaho and Titahotwo, which are affiliated with Mr. Considine) is a director of the Company. Under the Tender and Support Agreement, the Securityholders agreed to tender in the Offer and OP Offer all of their shares of Common Stock and OP Units. The Securityholders also agreed to vote in favor of the Merger. The Securityholders own approximately 959,000 shares of Common Stock, representing approximately 12% of the shares of Common Stock outstanding at December 8, 2008. A copy of the Tender and Support Agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statements

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified, modified or limited by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the representations and warranties in the Merger Agreement should not be viewed or relied upon as statements of actual facts or the actual state of affairs of the Company.

The Offer described in this Current Report on Form 8-K has not yet been commenced. Such description is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Common Stock of the Company will be made only pursuant to an offer to purchase on Schedule TO and related materials that Parent and Purchaser intend to file with the Securities and Exchange Commission (the “SEC”). In connection with the Offer, Parent and Purchaser will file with the SEC a tender offer statement and related offer to purchase on Schedule TO that provides the terms of the Offer and the Company will file a solicitation/recommendation statement on Schedule 14D-9 and a proxy statement or information statement with the SEC. Stockholders are urged to read these documents carefully and in their entirety if and when they become available because they will contain important information about the Offer and/or the proposed Merger.

When the offer to purchase, solicitation/recommendation statement, proxy statement and/or information statement become available, they will be mailed to the stockholders of the Company who are entitled to receive such documents. In addition, the tender offer statement and related offer to purchase, solicitation/recommendation statement, proxy statement and/or information statement as well as other filings containing information about the Company, the Offer and the Merger, if and when filed with the SEC, will be available free of charge at the SEC’s Internet Web site, www.sec.gov. In addition, investors and security holders may obtain free copies of the solicitation/recommendation statement, proxy statement and/or information statement as well as other filings containing information about the Company, the Offer and the

Merger that are filed with the SEC by the Company, if and when available, by contacting Shannon E. Smith, Chief Financial Officer at (727) 726-8868 or accessing the Company’s investor information website at www.americanlandlease.com.

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in the event that a proxy statement is used in connection with the Merger. Information regarding the Company’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the proxy statement, when filed, relating to the Merger, when it becomes available.

Forward-Looking Statements

The statements made in this Current Report on Form 8-K which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding the commencement of, and the acquisition of shares pursuant to, the Offer, the consummation of the Merger, the filing of documents and information with the SEC, other future or anticipated matters regarding the transactions discussed in this release and the timing of such matters. Such forward-looking statements often contain or are prefaced by words such as “will” and “expect.” As a result of a number of factors, the Company’s actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause our actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the risk that the conditions to the closing of the Offer or the Merger set forth in the Merger Agreement will not be satisfied, (ii) changes in the Company’s business during the period between the date of this Current Report on Form 8-K and the closing, (iii) obtaining lender consents and regulatory approvals (if required) for the transaction, (iv) the risk that the transaction will not be consummated on the terms or timeline first announced and (v) those factors set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and in the Company’s other filings with the SEC. Further information concerning those risks will be included in the Company’s filings with the SEC in response to the Offer. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2008, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) adopted, and the Board of Directors ratified, the Company’s plan (the “Severance Plan”) to provide severance payments to employees of the Company or its subsidiaries upon an involuntary termination of employment without “cause.” All employees of the Company and its subsidiaries are eligible for severance under the Severance Plan, except the Company’s Chief Executive Officer. Subject to certain exceptions, any termination by the Company in connection with or within six (6) months following a

“change in control” (as defined in the Severance Plan) shall be deemed a termination without cause. Upon such termination, the Severance Plan provides each employee with a cash severance payment determined in accordance with the table set forth below, subject to certain conditions described in the Severance Plan. Under the Severance Plan, the Compensation Committee may, in its sole discretion, alter, suspend, discontinue or terminate the Severance Plan or impose or waive any terms, conditions or limitations on severance rights or payments authorized under the Severance Plan without the consent of employees or any other person or entity; provided, however, that without the consent of the affected employee, no such action taken in connection with or within six (6) months following the consummation of a change in control may materially and adversely affect the rights of that employee.

Severance Amounts

Employee	Severance Amount
All Employees	2 weeks’ salary plus one week salary for every year of service
Regional Management	3 months’ salary
Vice President (other than as described below) and Property Controller	4 months’ salary
Vice President-Finance and General Counsel	6 months’ salary
President, Chief Operating Officer and Chief Financial Officer	12 months’ salary

Under the Severance Plan, an employee is entitled to receive the greater of the amount he or she would receive under the “All Employees” category or any other applicable category set forth in the table above. Additionally, neither the President, Chief Operating Officer nor Chief Financial Officer is entitled to any severance payment if his or her employment is terminated in connection with a transaction or other event pursuant to which such officer is entitled to receive accelerated equity awards granted under any Company equity incentive plan or any award agreement or employment agreement entered into thereunder.

The above summary of the Severance Plan is qualified in its entirety by reference to the terms of the Severance Plan itself, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 9, 2008, by and among GCP REIT II, GCP Sunshine Acquisition, Inc., American Land Lease, Inc. and Asset Investors Operating Partnership, L.P.*

10.1	Escrow Agreement, dated as of December 9, 2008, by and among GCP Sunshine Acquisition, Inc., American Land Lease, Inc. and JPMorgan Chase Bank, National Association

10.2	American Land Lease, Inc. Severance Plan

99.1	Press Release, dated December 10, 2008

99.2	Tender and Support Agreement, dated as of December 9, 2008, by and among GCP REIT II, GCP Sunshine Acquisition, Inc. and certain stockholders of American Land Lease, Inc.

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN LAND LEASE, INC.

Date: December 11, 2008	By:	/s/ Shannon E. Smith
	Name:	Shannon E. Smith
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 9, 2008, by and among GCP REIT II, GCP Sunshine Acquisition, Inc., American Land Lease, Inc. and Asset Investors Operating Partnership, L.P.*

10.1	Escrow Agreement, dated as of December 9, 2008, by and among GCP Sunshine Acquisition, Inc., American Land Lease, Inc. and JPMorgan Chase Bank, National Association

10.2	American Land Lease, Inc. Severance Plan

99.1	Press Release, dated December 10, 2008

99.2	Tender and Support Agreement, dated as of December 9, 2008, by and among GCP REIT II, GCP Sunshine Acquisition, Inc. and certain stockholders of American Land Lease, Inc.

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the U.S. Securities and Exchange Commission upon request.